GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.
                              FIRST QUARTER REPORT
                                 MARCH 31, 2003

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange





                              450 LEXINGTON AVENUE
                                NEW YORK, NY 10017
                                  212-916-8400
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS

For the three months ended March 31, 2003, our stockholders experienced a decrease of 2.4% on their investment in our Common Shares (assuming reinvestment of all dividends). The net asset value per Common Share decreased 1.9%. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income), declined 3.1%. For the twelve months ended March 31, 2003, the results were negative as well. Our stockholders experienced a decrease of 28.5% and the net asset value per Common Share decreased 22.7%; these compare with a decline of 24.8% for the S&P 500. During each period, the discount at which our shares traded increased moderately and at March 31, 2003, it was 10.4%.

As set forth in the accompanying financial statements (unaudited), as of March 31, 2003, the net assets applicable to the Company's Common Stock were $779,178,178, equal to $25.94 per Common Share.

The decrease in net assets resulting from operations for the three months ended March 31, 2003 was $16,554,131. During this period, the net realized loss on securities sold was $10,130,319 and the decrease in unrealized appreciation was $4,282,382. Net investment income for the three months was $558,570 and distributions to preferred stockholders amounted to $2,700,000.

During the three months, 522,100 shares of the Company's Common Stock were repurchased for $12,239,687 at an average discount from net asset value of 9.6%.

We have been net sellers of securities for most of the past two years and, while we added modestly to the portfolio in the quarter just ended, the investment climate remains challenging. Despite extraordinary monetary ease, the economy continues to struggle and post-bubble excesses have yet to be purged fully, as reflected in recurring earnings revisions and accounting scandals. More recently, the war in Iraq, the threat of confrontation on the Korean peninsula and the strain of pneumonia referred to as SARS have reduced visibility further and added to uncertainty in the markets. Our core portfolio companies, meanwhile, continue to generate satisfactory sales and earnings, buoyed by their leading industry positions and strong balance sheets. We retain historically high levels of cash and look forward to its employment as profitable opportunities present themselves.

The information about the Company, including our investment objective, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, contained at our Web site has been updated through the end of the first quarter. It can be accessed on the Internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson
President and Chief Executive Officer

April 9, 2003

2        STATEMENT OF ASSETS AND LIABILITIES March 31, 2003 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
---------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $414,811,384)                                                            $622,737,887
   Convertible corporate notes (cost $9,668,925)                                                  10,350,000
   Corporate discount notes (cost $197,604,792)                                                  197,604,792
   U.S. Treasury bills (cost $95,721,565)                                                         95,721,565
                                                                                                ------------
      Total investments (cost $718,806,666)                                                      926,414,244

CASH, RECEIVABLES AND OTHER ASSETS
   Cash, including margin account balance of $3,898                           $90,912
   Receivable for securities sold                                             848,268
   Receivable from broker for proceeds on securities sold short             5,710,668
   Dividends, interest and other receivables                                  927,656
   Prepaid expenses                                                         6,640,570
   Other                                                                      422,895             14,640,969
                                                                          -----------           ------------
TOTAL ASSETS                                                                                     941,055,213

LIABILITIES
---------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                           470,357
   Preferred dividend accrued but not yet declared                            240,000
   Securities sold short, at value (proceeds $5,710,668) (note 1a)          5,422,023
   Accrued expenses and other liabilities                                   5,744,655
                                                                          -----------

                                                                                                  11,877,035
TOTAL LIABILITIES

7.20% TAX-ADVANTAGED CUMULATIVE PREFERRED STOCK -
      6,000,000 shares at a liquidation value of $25 per share (note 2)                          150,000,000
                                                                                                ------------
NET ASSETS APPLICABLE TO COMMON STOCK - 30,039,256 shares (note 2)                              $779,178,178
                                                                                                ============
NET ASSET VALUE PER COMMON SHARE                                                                      $25.94
                                                                                                ============
NET ASSETS APPLICABLE TO COMMON STOCK
---------------------------------------------------------------------------------------------------------------
   Common Stock, 30,039,256 shares at par value (note 2)                  $30,039,256
   Additional paid-in capital (note 2)                                    551,532,612
   Accumulated realized loss on investments                                (9,956,217)
   Undistributed net income                                                 1,606,304
   Unallocated distributions on Preferred Stock                            (2,940,000)
   Unrealized appreciation on investments and securities sold short
    (including aggregate gross unrealized appreciation of $294,527,664)   208,896,223
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                           $779,178,178
                                                                                                ============
(see notes to financial statements)

3    STATEMENT OF OPERATIONS Three Months Ended March 31, 2003 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

INCOME
---------------------------------------------------------------------------------------------------------------
   Dividends                                                               $1,541,093
   Interest                                                                 1,241,760
   Other Income                                                               114,891             $2,897,744
                                                                          -----------
EXPENSES
---------------------------------------------------------------------------------------------------------------
   Investment research                                                      1,370,602
   Administration and operations                                              636,056
   Office space and general                                                   151,194
   Transfer agent, custodian and registrar fees and expenses                   48,126
   Auditing and legal fees                                                     42,000
   Directors' fees and expenses                                                35,874
   Stockholders' meeting and reports                                           34,425
   Miscellaneous taxes                                                         20,897              2,339,174
                                                                          -----------           ------------
NET INVESTMENT INCOME                                                                                558,570

REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
---------------------------------------------------------------------------------------------------------------

   Net realized loss on investments                                       (10,130,319)
   Net decrease in unrealized appreciation                                 (4,282,382)
                                                                          -----------
NET LOSS ON INVESTMENTS                                                                          (14,412,701)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                           (2,700,000)
                                                                                                 -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                ($16,554,131)
                                                                                                 ===========
(see notes to financial statements)

4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors


                                                                          Three Months
                                                                              Ended              Year Ended
                                                                         March 31, 2003         December 31,
                                                                           (Unaudited)              2002
                                                                         --------------         ------------
OPERATIONS
---------------------------------------------------------------------------------------------------------------
   Net investment income                                                     $558,570             $5,698,197
   Net realized gain (loss) on investments                                (10,130,319)            17,039,043
   Net decrease in unrealized appreciation                                 (4,282,382)          (264,293,395)
                                                                          ------------          ------------
   Distributions to Preferred Stockholders:
      From net income                                                            -                (3,726,000)
      From long-term capital gain                                                -                (7,074,000)
      Unallocated distributions on Preferred Stock                         (2,700,000)               -
                                                                          -------------         -------------
       Decrease In Net Assets From Preferred Distributions                 (2,700,000)           (10,800,000)
                                                                          -------------         -------------


DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          (16,554,131)          (252,356,155)
                                                                          ------------          -------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
---------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gain in 2002                (305,033)            (6,606,164)
   From long-term capital gain                                               (915,098)           (12,540,285)
                                                                          ------------          ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                           (1,220,131)           (19,146,449)
                                                                          ------------          ------------
CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)                -                 6,410,677
   Cost of Common Shares purchased (note 2)                               (12,239,687)           (23,245,666)
                                                                          ------------          -------------
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS                             (12,239,687)           (16,834,989)
                                                                          ------------          -------------
NET DECREASE IN NET ASSETS                                                (30,013,949)          (288,337,593)

NET ASSETS APPLICABLE TO COMMON STOCK
---------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                       809,192,127          1,097,529,720
                                                                          -----------          -------------
END OF PERIOD (including undistributed net income of
   $1,606,304 and $1,352,767, respectively)                              $779,178,178           $809,192,127
                                                                         ============          =============
(see notes to financial statements)

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2003 and for each year in the five-year period ended December 31, 2002. This information has been derived from information contained in the financial statements and market price data for the Company's shares.


                                                Three Months
                                                    Ended                       Year Ended December 31,
                                               March 31, 2003    --------------------------------------------------------
                                                 (Unaudited)         2002       2001        2000        1999       1998
                                                 -----------     --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period             $26.48         $35.14      $39.91      $41.74      $34.87      $29.15
                                                   -------         ------      ------      ------      ------      ------
      Net investment income                            .02            .19         .41         .53         .45         .47
      Net gain (loss) on securities -
        realized and unrealized                       (.43)         (7.88)       (.66)       6.12       11.32        9.44
                                                   -------         ------      ------      ------      ------      ------

      Distributions on Preferred Stock:
        Dividends from investment income               -             (.12)       (.07)(a)    (.11)(b)    (.07)(c)    (.03)
        Distributions from capital gains               -             (.23)       (.29)       (.29)       (.35)       (.20)
        Unallocated                                   (.09)             -           -           -           -        (.01)
                                                   -------         ------      ------      ------      ------      ------
                                                      (.09)          (.35)       (.36)       (.40)       (.42)       (.24)
                                                   -------         ------      ------      ------      ------      ------
   Total from investment operations                   (.50)         (8.04)       (.61)       6.25       11.35        9.67
                                                   -------         ------      ------      ------      ------      ------
   Less distributions on Common Stock:
        Dividends from investment income              (.01)          (.21)(d)    (.88)(e)   (2.30)(f)    (.71)(g)    (.48)
        Distributions from capital gains              (.03)          (.41)      (3.28)      (5.78)      (3.77)      (3.24)
                                                   -------         ------      ------      ------      ------      ------
                                                      (.04)          (.62)      (4.16)      (8.08)      (4.48)      (3.72)
                                                   -------         ------      ------      ------      ------      ------

   Capital Stock transaction -
      effect of Preferred Stock offering               -              -           -           -           -          (.23)
                                                   -------         ------      ------      ------      ------      ------
   Net asset value, end of period                   $25.94         $26.48      $35.14      $39.91      $41.74      $34.87
                                                   =======         ======      ======      ======      ======      ======

   Per share market value, end of period            $23.25         $23.85      $33.47      $36.00      $37.19      $30.44
                                                   =======         ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share           (2.35)%*      (27.21)%      4.33%      19.10%      39.22%      31.31%
RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
      end of period (000's omitted)               $779,178       $809,192  $1,097,530  $1,155,039  $1,094,519    $868,933
   Ratio of expenses to average net assets
      applicable to Common Stock                      0.30%*         0.97%       1.02%       1.09%       1.01%       0.95%
   Ratio of net income to average net assets
      applicable to Common Stock                      0.07%*         0.61%       1.15%       1.24%       1.23%       1.50%
   Portfolio turnover rate                            1.38%*        22.67%      23.81%      40.61%      33.68%      34.42%
PREFERRED STOCK
   Liquidation value, end of period
    (000's omitted)                               $150,000       $150,000    $150,000    $150,000    $150,000    $150,000
   Asset coverage                                      619%           639%        832%        870%        830%        679%
   Liquidation preference per share                 $25.00         $25.00      $25.00      $25.00      $25.00      $25.00
   Market value per share                           $25.30         $25.85      $25.90      $24.25      $21.75      $25.88

   (a) Includes short-term capital gain in the amount of $.04 per share.
   (b) Includes short-term capital gain in the amount of $.09 per share.
   (c) Includes short-term capital gain in the amount of $.03 per share.
   (d) Includes short-term capital gain in the amount of $.19 per share.
   (e) Includes short-term capital gain in the amount of $.51 per share.
   (f) Includes short-term capital gain in the amount of $1.82 per share.
   (g) Includes short-term capital gain in the amount of $.29 per share. *Not annualized

6             STATEMENT OF INVESTMENTS March 31, 2003 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

     Shares or                                                                                       Value
 Principal Amount COMMON STOCKS                                                                    (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (1.6%)
------------------------------------------------------------------------------------------------------------------------------------
     500,000    The Boeing Company                                     (COST $15,978,443)        $12,530,000
                                                                                                 -----------

COMMUNICATIONS AND INFORMATION SERVICES (4.9%)
------------------------------------------------------------------------------------------------------------------------------------
     550,000    CIENA Corporation (a)                                                              2,403,500
     900,000    Cisco Systems, Inc. (a)                                                           11,682,000
     620,000    Cox Communications, Inc. Class A (a)                                              19,288,200
     450,000    Juniper Networks, Inc. (a)                                                         3,676,500
     712,500    Lucent Technologies Inc. (a)                                                       1,047,375
                                                                                                  ----------
                                                                       (COST $36,132,077)         38,097,575
                                                                                                  ----------
COMPUTER SOFTWARE AND SYSTEMS (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
     175,000    Oberthur Card Systems S.A. (a)                                                       481,250
     339,500    Wind River Systems, Inc. (a)                                                       1,011,710
                                                                                                   ---------
                                                                        (COST $8,061,069)          1,492,960
                                                                                                   ---------
CONSUMER PRODUCTS AND SERVICES (2.2%)
------------------------------------------------------------------------------------------------------------------------------------
     275,000    Ethan Allen Interiors Inc.                                                         8,093,250
     125,000    Newell Rubbermaid Inc.                                                             3,543,750
     150,000    PepsiCo, Inc.                                                                      6,000,000
                                                                                                  ----------
                                                                       (COST $12,312,784)         17,637,000
                                                                                                  ----------
ELECTRONICS (1.6%)
------------------------------------------------------------------------------------------------------------------------------------
     692,500    Molex Incorporated Class A                             (COST $14,877,393)         12,742,000
                                                                                                  ----------



ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (1.6%)
------------------------------------------------------------------------------------------------------------------------------------
     609,000    Waste Management, Inc.                                 (COST $12,051,419)         12,898,620
                                                                                                  ----------
FINANCE AND INSURANCE (30.3%)
------------------------------------------------------------------------------------------------------------------------------------
     415,000    American International Group, Inc.                                                20,521,750
     500,000    Annaly Mortgage Management, Inc.                                                   8,735,000
   1,000,000    Annuity and Life Re (Holdings), Ltd. (a)                                             600,000
         300    Berkshire Hathaway Inc. Class A (a)                                               19,140,000
      84,548    Central Securities Corporation                                                     1,305,421
     700,000    Everest Re Group, Ltd.                                                            40,047,000
     425,000    Golden West Financial Corporation                                                 30,570,250
     435,000    John Hancock Financial Services, Inc.                                             12,084,300
     320,000    M&T Bank Corporation                                                              25,145,600
     440,000    MetLife, Inc.                                                                     11,607,200
     525,000    PartnerRe Ltd.                                                                    26,381,250
     475,000    Reinsurance Group of America, Incorporated                                        12,483,000
     230,000    SunTrust Banks, Inc.                                                              12,109,500
     230,000    Transatlantic Holdings, Inc.                                                      15,076,500
                                                                                                 -----------
                                                                      (COST $123,416,755)        235,806,771
                                                                                                 -----------

7       STATEMENT OF INVESTMENTS March 31, 2003 (Unaudited) - continued
--------------------------------------------------------------------------------
                          General American Investors

    Shares or                                                                                       Value
Principal Amount COMMON STOCKS (continued)                                                        (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (14.9%)
------------------------------------------------------------------------------------------------------------------------------------
     PHARMACEUTICALS (11.1%)
     -------------------------------------------------------------------------------------------------------------------------------
     340,000    Alkermes, Inc. (a)                                                                $3,083,800
     300,000    Bristol-Myers Squibb Company                                                       6,339,000
     270,000    Genaera Corporation (a)                                                              164,700
     650,000    Genentech, Inc. (a)                                                               22,756,500
     400,000    Genta Incorporated (a)                                                             2,854,800
     250,000    IDEC Pharmaceuticals Corporation (a)                                               8,555,000
     239,000    MedImmune, Inc. (a)                                                                7,846,370
     120,000    Millennium Pharmaceuticals, Inc.(a)                                                  943,200
     125,000    OSI Pharmaceuticals, Inc. (a)                                                      2,000,000
   1,025,000    Pfizer Inc                                                                        31,939,000
                                                                                                  ----------
                                                                       (COST $74,728,653)         86,482,370
                                                                                                  ----------
     MEDICAL INSTRUMENTS AND DEVICES (1.7%)
------------------------------------------------------------------------------------------------------------------------------------
     290,000    Medtronic, Inc.                                           (COST $862,614)         13,084,800
                                                                                                  ----------

   HEALTH CARE SERVICES (2.1%)
------------------------------------------------------------------------------------------------------------------------------------
     600,000    Health Net, Inc. (a)                                   (COST $12,334,246)         16,062,000
                                                                                                  ----------
                                                                       (COST $87,925,513)        115,629,170
                                                                                                 -----------
MISCELLANEOUS (1.3%)
------------------------------------------------------------------------------------------------------------------------------------
                Other                                                   (COST $9,487,132)         10,264,000
                                                                                                  ----------
OIL & NATURAL GAS (INCLUDING SERVICES) (2.2%)
------------------------------------------------------------------------------------------------------------------------------------
     475,000    El Paso Corporation                                                                2,873,750
     700,000    Halliburton Company                                                               14,511,000
                                                                                                  ----------
                                                                       (COST $18,639,384)         17,384,750
                                                                                                  ----------
 RETAIL TRADE (18.1%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Costco Wholesale Corporation (a)                                                  21,021,000
   1,945,000    The Home Depot, Inc. (b)                                                          47,380,200
   2,425,000    The TJX Companies, Inc.                                                           42,680,000
     570,000    Wal-Mart Stores, Inc.                                                             29,657,100
                                                                                                 -----------
                                                                       (COST $48,567,239)        140,738,300
                                                                                                 -----------
SEMICONDUCTORS (0.7%)
------------------------------------------------------------------------------------------------------------------------------------
     250,000    ASM International N.V. (a)                                                         2,495,000
     168,500    Brooks Automation, Inc. (a)                                                        1,629,395
     197,000    EMCORE Corporation (a)                                                               325,050
   1,644,900    IQE plc (a)                                                                           65,796
     250,000    Zarlink Semiconductor Inc. (a)                                                       887,500
                                                                                                   ---------
                                                                       (COST $18,466,049)          5,402,741
                                                                                                   ---------
SPECIAL HOLDINGS (a) (c) (NOTE 5) (0.3%)
------------------------------------------------------------------------------------------------------------------------------------
     400,000    Cytokinetics, Incorporated Series E Preferred                                      2,000,000
       (d)      Sequoia Capital IV                                                                    42,000
     432,000    Silicon Genesis Corporation Series C Preferred                                        72,000
     546,000    Standard MEMS, Inc. Series A Convertible Preferred                                         -
                                                                                                   ---------
                                                                        (COST $8,896,127)          2,114,000(e)
                                                                                                   ---------

   TOTAL COMMON STOCKS (79.9%)                                        (COST $414,811,384)        622,737,887
                                                                                                 -----------


                  CONVERTIBLE CORPORATE NOTE
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (1.3%)
------------------------------------------------------------------------------------------------------------------------------------
 $10,000,000    MedImmune Vaccines, Inc. 5 1/4% due 2/1/08              (COST $9,668,925)         10,350,000
                                                                                                  ----------

8       STATEMENT OF INVESTMENTS March 31, 2003 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $33,300,000    AIG Funding, Inc. notes due 4/1-4/14/03; 1.19%-1.24%                             $33,260,699
  36,700,000    American Express Credit Corporation notes due 4/8-5/6/03; 1.23%                   36,656,270
  13,100,000    Ford Motor Credit Company notes due 5/5/03; 1.51%-1.53%                           13,074,382
  52,700,000    General Electric Capital Corp. notes due 4/3-5/1/03; 1.22%-1.25%                  52,636,660
  43,800,000    General Motors Acceptance Corp. notes due 4/7-5/8/03; 1.51%-1.54%                 43,716,683
  18,300,000    Sears Roebuck Acceptance Corp. notes due 4/30-5/12/03; 1.60%                      18,260,098
  96,000,000    U.S. Treasury bills due 4/24-5/15/03; 1.15%                                       95,721,565
                                                                                                 -----------
                Total Short-Term Securities (37.6%)                   (COST $293,326,357)        293,326,357
     Cash, receivables and other assets less liabilities                                           2,763,934
                                                                                                 -----------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (38.1%)                                        296,090,291
                                                                                                 -----------
PREFERRED STOCK (-19.3%)                                                                        (150,000,000)
                                                                                                 -----------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                    $779,178,178
                                                                                                ============

 (a) Non-income producing security.                             (d) A limited partnership interest.
 (b) 1,000,000 shares held by custodian in a segregated         (e) Fair value of each holding in the opinion of the Directors.
     custodian account as collateral for open short positions.
 (c) Restricted security.

--------------------------------------------------------------------------------


          STATEMENT OF SECURITIES SOLD SHORT March 31, 2003 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
      75,000    Electronic Arts Inc.                                                              $4,398,000
      34,100    Southwest Bancorporation of Texas Inc.                                             1,024,023
                                                                                                  ----------
 TOTAL SECURITIES SOLD SHORT                                        (PROCEEDS $5,710,668)         $5,422,023
                                                                                                  ==========
(see notes to financial statements)

9                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes and U.S. Treasury bills are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 30,039,256 shares and 6,000,000 shares, respectively, were outstanding at March 31, 2003.

On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its preferred stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which requires that preferred stock for which its redemption is outside of the Company's control should be presented outside of net assets in the statement of assets and liabilities.

10              NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                               General American Investors

                 2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS -
                    (Continued from bottom of previous page.)

Transactions in Common Stock during the three months ended March 31, 2003 and the year ended December 31, 2002 were as follows:

                                                                             SHARES                     AMOUNT
                                                                     ---------------------     -----------------------
                                                                      2003          2002       2003              2002
                                                                     ---------------------     -----------------------
Shares issued in payment of dividends (includes 251,893
   shares issued from treasury)                                        -          251,893       -             $251,893
Increase in paid-in capital                                                                     -            6,158,784
                                                                                               --------      ---------
   Total increase                                                                               -            6,410,677
                                                                                               --------      ---------
Shares purchased (at an average discount from net
   asset value of 9.6% and 9.1%, respectively)                         522,100    922,100     ($522,100)      (922,100)
Decrease in paid-in capital                                                                 (11,717,587)   (22,323,566)
                                                                                            -----------    -----------
   Total decrease                                                                           (12,239,687)   (23,245,666)
                                                                                            -----------    -----------
Net decrease                                                                               ($12,239,687)  ($16,834,989)
                                                                                            ===========    ===========

Distributions for tax and book purposes are substantially the same.

At March 31, 2003, the Company held in its treasury 1,192,307 shares of Common Stock with an aggregate cost in the amount of $28,517,060.


            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during the three months ended March 31, 2003 to its officers amounted to $1,107,500.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities) for the three months ended March 31, 2003 amounted to $14,266,847 and $8,730,763, respectively.

At March 31, 2003, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.





                            5. RESTRICTED SECURITIES

                                                            DATE                         VALUE
                                                          ACQUIRED         COST        (NOTE 1a)
                                                        ------------   -----------   -----------
Cytokinetics, Incorporated Series E Preferred              3/21/03      $2,000,000    $2,000,000
Sequoia Capital IV*                                        1/31/84         886,407        42,000
Silicon Genesis Corporation Series C Preferred             2/16/01       3,006,720        72,000
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000            -
                                                                       -----------   -----------
Total                                                                   $8,896,127    $2,114,000
                                                                       ===========   ===========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,806,404. The initial investment in the limited partnership was $2,000,000.

                          6. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $114,000 for the three months ended March 31, 2003. Minimum rental commitments under the operating lease are approximately $505,000 per annum in 2003 through 2007.

In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 per annum in 2003 through 2007. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.


Unaudited
--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 above, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

11     MAJOR STOCK CHANGES* Three Months Ended March 31, 2003 (Unaudited)
--------------------------------------------------------------------------------
                         General American Investors

                                                      SHARES OR          SHARES HELD
INCREASES                                         PRINCIPAL AMOUNT     MARCH 31, 2003
--------------------------------------------------------------------------------------
NEW POSITIONS
   ASM International N.V.                                    -             250,000 (a)
   Cytokinetics, Incorporated Series E Preferred       400,000             400,000
   Genta Incorporated                                        -             400,000 (a)
   Juniper Networks, Inc.                                    -             450,000 (a)

ADDITIONS
   American International Group, Inc.                   70,000             415,000
   Everest Re Group, Ltd.                               25,000             700,000
   Health Net, Inc.                                     50,000             600,000
   Newell Rubbermaid Inc.                               25,000             125,000
   Waste Management, Inc.                               20,000             609,000



DECREASES
--------------------------------------------------------------------------------------
ELIMINATIONS
   Ford Motor Company                                  225,000                 -
   NTL Incorporated                                    180,000                 -
   El Paso Corporation 0% Convertible
      Notes Due 2/28/21                             $5,000,000                 -

REDUCTIONS
   El Paso Corporation                                 275,000             475,000
   Halliburton Company                                 150,000             700,000
   Reinsurance Group of America, Incorporated           15,000             475,000



 *     Excludes transactions in Stocks - Miscellaneous - Other.
(a)    Shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.

12                                DIRECTORS
--------------------------------------------------------------------------------
                       Lawrence B. Buttenwieser, Chairman
        Arthur G. Altschul, Jr.                John D. Gordan, III
          Lewis B. Cullman                      Sidney R. Knafel
          Spencer Davidson                    Richard R. Pivirotto
         Gerald M. Edelman                   Joseph T. Stewart, Jr.
                            Raymond S. Troubh

                     William O. Baker, Director Emeritus
                     William T. Golden, Director Emeritus

                                  OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                             SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell LLP                   TRANSFER AGENT AND REGISTRAR
                                          Mellon Investor Services LLC
INDEPENDENT AUDITORS                      P.O. BOX 3315
Ernst & Young LLP                         South Hackensack, NJ  07606-1915
                                          1-800-413-5499
CUSTODIAN                                 www.mellon-investor.com
Deutsche Bank Trust
  Company Americas




                    RESULTS OF THE ANNUAL MEETING
                            OF STOCKHOLDERS
--------------------------------------------------------------------------------
The votes cast by stockholders at the Company's annual
meeting held on April 9, 2003 were as follows:
Election of Directors:
                              FOR       WITHHELD

Lawrence B. Buttenwieser  31,447,709     627,469
Lewis B. Cullman          31,461,342     613,836
Spencer Davidson          31,564,613     510,565
Gerald M. Edelman         31,468,446     606,732
John D. Gordan, III       31,587,430     487,748
Richard R. Pivirotto      31,467,291     607,887
Joseph T. Stewart, Jr.    31,527,863     547,315
Raymond S. Troubh         31,427,665     647,513

Elected by holders of Preferred Stock:


Arthur G. Altschul, Jr.    5,442,676      38,403
Sidney R. Knafel           5,437,633      43,446


Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2003:
For - 31,638,265;  Against - 177,519;  Abstain - 259,394